Effective September 1, 2015, the first paragraph in the sub-section entitled “Principal Investment Strategies” under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.

Effective September 1, 2015, the first paragraph in the sub-section entitled “Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risk” is restated in its entirety as follows:

MFS normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.

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